UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 24, 2005


                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      001-13112               11-3129361
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


       400 POST AVENUE, SUITE 303                                       11590
           WESTBURY, NEW YORK
(Address of principal executive offices)                              (Zip Code)

                                 (516) 997-1155
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 24, 2005, the Company entered into employment agreements with the following officers: Ret. Gen. Larry Ellis, Manuel Rubio, Dawn Schlegel and Ishmon Burks (each, an "Executive" and collectively, the "Executives"). Pursuant to the employment agreements: 1) Ret. Gen. Ellis will serve as the Company's President and agrees to continue to serve as a director of the Company; 2) Mr. Rubio will serve as the Chief of Staff - Senior Vice President; 3) Ms. Schlegel will serve as the Chief Financial Officer; and 4) Mr. Burks will serve as a Senior Vice President - Communications. The employment agreements of Ret. Gen. Ellis, Mr. Rubio, and Mr. Burks are effective May 24, 2005, and continue through May 24, 2010, unless terminated earlier by the parties under the terms of the agreement. Ms. Schlegel's employment agreement is effective May 24, 2005 and continues through May 24, 2007, unless terminated earlier by the parties under the terms of the agreement. The employment agreements provide for the payment to Ret. Gen. Ellis, Mr. Rubio, Ms. Schlegel, and Mr. Burks of a base annual salary of $500,000, $250,000, $200,000, and $150,000, respectively. The Executives are also eligible to receive a discretionary bonus based upon their contributions to the Company and the Company's financial performance. Additionally, under Ret. Gen Ellis' employment agreement, the Company shall lease an automobile for Ret. Gen. Ellis. Under Ms. Schlegel's employment agreement, the Company shall provide Ms. Schlegel with a monthly car allowance of not less than $295.00 per month; provided that, at Ms. Schlegel's election, the Company may instead purchase or lease, and maintain insurance for, an automobile for Ms. Schlegel. Furthermore, Ret. Gen. Ellis, Mr. Rubio, and Mr. Burks are granted warrants to purchase shares of common stock of the Company pursuant to separate warrant agreements. The Executives' employment is "at will" and may be terminated at any time, with or without cause. Upon termination of employment, the terminated Executive shall: 1) be paid all accrued but unpaid base annual salary, 2) be paid all earned but unpaid other compensation (i.e. cash incentive compensation, vacation) earned through the date of termination, and 3) retain all rights with respect to vested equity-based awards as provided under the circumstances under the applicable grant or award agreement. If an Event of a Change in Control occurs, as defined in the employment agreements, during the term of the agreement, the Executives shall be entitled to the following benefits: (i) the immediate vesting of all outstanding warrants and/or options to purchase shares of the Company's common stock and any such outstanding warrants and/or options held by the Executive shall remain exercisable through the end of the stated term thereof, (ii) a cash lump sum payment equal to four (4) months base salary payable at the Executive's then current rate, (iii) medical benefits, as provided for under the employment agreements, for a period of four (4) months commencing with the date of consummation of the Event of a Change in Control, and (iv) if applicable, the ownership of any car provided to the Executive shall be transferred to the Executive. The full text of each of the employment agreements are included as Exhibits 10.1, 10.2, 10.3, and 10.4 to this report and are incorporated herein by reference.

     In connection with the above-referenced employment agreements, the Company entered into warrant agreements dated May 24, 2005 with Ret. Gen. Larry Ellis, Manuel Rubio, and Ishmon Burks. Pursuant to Ret. Gen. Ellis' warrant agreement, Ret. Gen. Ellis is entitled to purchase from Company at any time from the date of the warrant agreement through and including May 24, 2010 up to a total of 200,000 shares of the Company's common stock, $.001 par value (each share, a "Warrant Share") at an exercise price of $7.66 per Warrant Share. 100,000 Warrant Shares shall vest on each of the first two anniversary dates of the agreement provided that he is employed by the Company on such anniversary date. Pursuant to Mr. Rubio's warrant agreement, Mr. Rubio is entitled to purchase from the Company at any time from the date of the warrant agreement through and including May 24, 2010 up to a total of 500,000 Warrant Shares at an exercise price of $7.66 per Warrant Share. 100,000 Warrant Shares shall vest on each of the first five anniversary dates of the agreement provided that he is employed by the Company on such anniversary date. Pursuant to Mr. Burks' warrant agreement, Mr. Burks is entitled to purchase from the Company at any time from the date of the warrant agreement through and including May 24, 2010 up to a total of 50,000 Warrant Shares at an exercise price of $7.66 per Warrant Share. 10,000 Warrant Shares shall vest on each of the first five anniversary dates of the agreement provided that he is employed by the Company on such anniversary date. The full text of each of the warrant agreements are included as Exhibits 10.5, 10.6, and 10.7 and are incorporated herein by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     In accordance with the bylaws of the Company (the "By-Laws"), the Board of Directors of DHB Industries, Inc. (the "Company"), at a duly noticed meeting, has amended its By-Laws to include the following terms:


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     (i)  Article I, Section 1.1, was amended to add certain  requirements to be met by stockholders who wish to bring business before an annual meeting. These requirements include that: a) such stockholder is a stockholder of record on the date he/she gives notice under this section; b) such business is properly before the meeting pursuant to the General Corporation Law of Delaware; and c) such stockholder complies with certain notice procedures whereby the stockholder must give timely written notice to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or distributed and received at the principal executive offices of the Company not less than 60 days nor more than 120 days prior to the anniversary date on which the Company first distributed its proxy materials for the prior year's annual meeting of stockholders. If the person presiding at the annual meeting determines that the business was not properly brought before the annual meeting in accordance with the procedures set forth in this section then such person shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted;

     (ii) Article I, Section 1.2 was amended to add certain notice requirements to be met by stockholders, who together own of record a majority of the outstanding stock of all classes entitled to vote at such meeting, who wish to call a special meeting. To be in proper form, a stockholders' notice must include the following information: a) the name and record address of each such stockholder; b) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by each such stockholder; c) a brief description of each proposed item of business desired to be brought before the meeting; d) a description of all arrangements or understandings between each such stockholder and any other person(s) or entity(ies) in connection with the proposal of such business by such stockholder and any material interests of such stockholder in such business; and e) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting;

     (iii)Article I, Section 1.7 was amended to clarify that subject to all of the rights of any class of preferred stock issued and outstanding or subject to the General Corporation Law of Delaware, each stockholder shall be entitled to one vote, in person or by proxy (either written or otherwise permitted by the General Corporation Law of Delaware);

     (iv) Article II, Section 2.3 was amended to clarify that the annual meeting of the Board of Directors for the election of the officers and the transaction of any other business "may be held" without notice at the same place as, and immediately following, the annual meeting of the stockholders. Previously, the By-Laws stated that such an annual meeting of the Board of Directors "shall be held" without notice at the same place as, and immediately following, the annual meeting of the stockholders;

     (v) Article III, Section 3.5 was amended to delete the provision on "Vacancies" in its entirety because it was redundant with Article IV,
          Section 4.3. This section provided that any vacancy occurring in any office of the Company, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors;

     (vi) Article III, Section 3.6 was amended to provide that the salaries and other compensation of all officers and agents of the Company shall be fixed by a majority of any committee established pursuant to the By-Laws relating to matters of compensation. Previously, salaries and other compensation of all officers and agents of the Company were fixed by the Board of Directors. Section 3.6 was also renumbered
          Section 3.5; and

     (vii)the By-Laws were amended by adding a new Article VI entitled "Indemnification."

          a. Article VI, Section 6.1 is entitled "Mandatory Indemnification" and provides that the Company shall indemnify, to the fullest extent permitted by Delaware law, any person who was or is a defendant or is threatened to be made a defendant to any threatened or pending action, whether criminal, civil, administrative or investigative, by reason of the fact that such person: 1) is or was a director, officer or employee of the
               Company; 2) is or was a director, officer or employee of the Company and is or was serving at the request of the Company as a director, trustee, member, member representative, officer, employee or agent of another corporation, partnership, or other enterprise; or 3) is or was serving at the request of the Company as a director, trustee, member, member representative, officer, employee or agent of another corporation, partnership, or other enterprise. Such persons are to be indemnified against expenses


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               (including attorneys' fees), judgments, fines and amounts paid in settlement actually incurred by such person in connection with such action.

          b. Article VI, Section 6.2 is entitled "Permitted Indemnification" and provides that the Company may indemnify, to the fullest extent permitted by Delaware law, any person who was or is a party or is threatened to be made a party to any threatened or pending action, whether criminal, civil, administrative or investigative, by reason of the fact that such person: 1) is or was a director, officer, employee or agent of the Company; or 2) is or was serving at the request of the Company as a director, trustee, member, member representative, officer, employee or agent of another corporation, partnership, or other enterprise. Such persons are to be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually incurred by such person in connection with such action.

          c. Article VI, Section 6.3 is entitled "Expenses Payable in Advance" and provides that expenses (including attorneys' fees) incurred by any person who is or was a director or officer of the Company, or any person who is or was serving at the request of the Company as a trustee, member, member representative, officer, employee or agent of another corporation, partnership, or other enterprise, in defending or investigating a threatened or pending action, whether criminal, civil, administrative or investigative, shall be paid by the Company to the fullest extent permitted by Delaware law in advance of the final disposition of the action upon receipt of an undertaking by such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company. Such expenses may be paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          d. Article VI, Section 6.4 is entitled "Judicial Determination of Mandatory Indemnification or Mandatory Advancement of Expenses" and provides that any person may apply to any court of competent jurisdiction in the State of Delaware to order indemnification or advancement of expenses to the extent mandated under Sections 6.1 or 6.3. Notice of any application for indemnification or advancement of expenses pursuant to this section shall be given to the Company promptly upon the filing of such application. The burden of proving that such person is not entitled to such mandatory indemnification or mandatory advancement of expenses, or that the Company is entitled to recover the mandatory advancement expenses pursuant to the terms of an undertaking shall be on the Company.

          e. Article VI, Section 6.5 is entitled "Nonexclusivity" and provides that the indemnification and advancement of expenses mandated or permitted by this Article VI shall not be deemed to be exclusive of any other rights that an indemnitee may be entitled to under any By-Law, agreement, contract, vote of stockholders or disinterested directors, etc. whether the indemnitee is acting in an official capacity or if acting in another capacity while holding such office.

          f. Article VI, Section 6.6 is entitled "Insurance" and provides that the Company may purchase insurance and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, trustee, member, member representative, officer, employee or agent of another corporation, partnership, or other enterprise.

          g. Article VI, Section 6.7 is entitled "Definitions" and provides certain definitions to be used throughout Article VI.

          h. Article VI, Section 6.8 is entitled "Survival" and provides that the indemnification and advancement of expenses provided by this
               Article VI shall continue as to a person who has ceased to be a director, officer, employee or agent of the Company, and to a person who has ceased to serve at the request of the Company as a director, trustee, member, member representative, officer, employee or agent of another corporation, partnership, or other enterprise.

          i. Article VI, Section 6.9 is entitled "Repeal, Amendment and Modification" and provides that any repeal, amendment or modification of this Article VI shall not affect any rights or obligations then existing between the Company and any person referred to in this Article VI with respect to any state of facts then or therefore existing, or any action, suit or proceeding brought based in whole or in part upon such state of facts.

     The full text of the Company's  amended and restated By-Laws is included as
Exhibit 3.2 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

         EXHIBIT  DESCRIPTION

         3.2 Amended and Restated By-Laws of the Company, dated as of May 24, 2005.

         10.1 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ret. Gen. Larry Ellis.

         10.2 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Manuel Rubio.

         10.3 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Dawn Schlegel.

         10.4 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ishmon Burks.

         10.5 Warrant Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ret. Gen. Larry Ellis.

         10.6 Warrant Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Manuel Rubio.

         10.7 Warrant Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ishmon Burks.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 24, 2005
                              DHB INDUSTRIES, INC.



                              By:  /s/ DAWN M. SCHLEGEL
                                   ______________________________
                                   Name: Dawn M. Schlegel
                                   Title: Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description

3.2 Amended and Restated By-Laws of the Company, dated as of May 24, 2005.

10.1 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ret. Gen. Larry Ellis.

10.2 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Manuel Rubio.

10.3 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Dawn Schlegel.

10.4 Employment Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ishmon Burks.

10.5 Warrant Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ret. Gen. Larry Ellis.

10.6 Warrant Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Manuel Rubio.

10.7 Warrant Agreement dated as of May 24, 2005, between DHB Industries, Inc. and Ishmon Burks.